AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE		PAGE OF PAGES	1 / 2
2. AMENDMENT/MODIFICATION NO. P00019	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE 893035		7. ADMINISTERED BY (If other than Item 6) CODE 03011	
EM-Oak Ridge EMCBC U.S. Department of Energy 200 Administration Road Oak Ridge TN 37831		OREM U.S. Department of Energy Oak Ridge Office of Environmental Management P.O. Box 2001 Oak Ridge TN 37831	

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

American Centrifuge Operating, LLC
Attn: Charles Kerner
6901 Rockledge Dr Ste 800
Bethesda MD 208171867

CODE 079679750 FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

x 10A. MODIFICATION OF CONTRACT/ORDER NO. 89303519CNE000005

10B. DATED (SEE ITEM 13) 05/31/2019

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
X	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. FAR 52.217-8, Option to Extend Services
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

DUNS Number: 079679750
UEI: L8VHV5CNBV97

The purpose of this modification is to extend the period of performance from 31 May 2022 to 30 Nov 2022 in order to facilitate a six month extension to the NRC license. Under the authority of FAR 52.217-8, Option to Extend Services. The Contract period of performance is hereby extended from 31 May 2022 to 30 November 2022, however the contractor is not authorizied to perform work beyond 31 August 2022, unless authorized by the CO beyond that date. All other terms and conditions and conditions remain in full force and effect.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Director Contracts		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Jeffrey C. Fogg	
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED 4/20/22	16B. UNITED STATES OF AMERICA Digitally signed by Jeffrey C. Fogg Date: 2022.04.25 16:28:52 -06'00' (Signature of Contracting Officer)	16C. DATE SIGNED

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

NAME OF OFFEROR OR CONTRACTOR
American Centrifuge Operating, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B).	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or ViperSupport@hq.doe.gov Period of Performance: 05/31/2019 to 11/30/2022				